Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

AMONG:              GIBSON ENERGY ULC, as borrower (the “Borrower”)

AND:                      MOOSE JAW REFINERY ULC, CANWEST PROPANE ULC, MP ENERGY ULC, GEP ULC, GIBSON ENERGY ULC, GIBSON GCC INC., MOOSE JAW REFINERY PARTNERSHIP, CANWEST PROPANE PARTNERSHIP, MP ENERGY PARTNERSHIP, GIBSON ENERGY PARTNERSHIP, CHIEF HAULING CONTRACTORS ULC, LINK PETROLEUM SERVICES LTD., LINK PETROLEUM, INC., GIBSON ENERGY (U.S.) INC., GEP MIDSTREAM FINANCE CORP., BATTLE RIVER TERMINAL LP, BATTLE RIVER TERMINAL GP, INC. and BRIDGE CREEK TRUCKING LTD. as guarantors (the “Guarantors”)

AND:                      ROYAL BANK OF CANADA, as administrative agent (the “Agent”)

AND:                      ROYAL BANK OF CANADA, UBS LOAN FINANCE LLC BANK OF MONTREAL and the other financial institutions named herein, as lenders (the “Lenders”)

WHEREAS the Borrower, the Guarantors, the Agent, the Lenders, Royal Bank of Canada, as collateral agent, Royal Bank of Canada, as syndication agent, UBS Securities LLC, as documentation agent, and RBC Capital Markets and UBS Securities LLC, as lead arrangers, are party to a credit agreement dated as of December 12, 2008, as amended by the First Amendment to Credit Agreement dated as of May 26, 2009, as the same may be amended, restated, supplemented, revised or replaced from time to time (the “Credit Agreement”);

AND WHEREAS the Lenders have agreed to amend certain provisions of the Credit Agreement, to, among other things, increase the amount of the Total Facility to U.S.$95,000,000, but only to the extent and subject to the limitations set forth herein (the “Agreement”);

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I — INTERPRETATION

1.1           All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II — AMENDMENTS

2.1           Annex A to the Credit Agreement is hereby amended as follows:

2.1.1        The definition of “Borrowing Base” is hereby amended by deleting clause (iv) thereof and substituting therefor the following:

“(iv) the lesser of (A) 80% of Eligible Accounts that are Other Unbilled Eligible Accounts or (B) one-third of the sum of the amounts of clauses (ii) plus (iii) above; plus”;

2.1.2        The definition of “Consolidated Interest Expense” is hereby amended by deleting “Company” in paragraph (g) and substituting “Borrower”.

2.1.3        The definition of “Eligible Accounts” is hereby amended by deleting the reference to “Proceeds” in paragraph (g) and substituting “proceeds”.

2.1.4        The definition of “Issued but Unused Letter of Credit Value” is hereby amended by deleting the last sentence thereof.

2.1.5        The definition of “Letter of Credit Subfacility” is hereby amended by deleting the reference to “U.S.$25,000,000” and substituting therefor “U.S.$50,000,000”.

2.1.6        The definition of “Maximum Revolver Amount” is hereby amended by deleting the reference to “U.S.$65,000,000” and substituting therefor “U.S.$95,000,000”.

2.1.7        The definition of “Permitted Acquisition” is hereby amended by deleting paragraph (a) thereof and substituting therefor the following:

“(A) the aggregate value of the consideration paid (including for greater certainty by the assumption of Debt) for any individual acquisition, consolidation, merger or amalgamation, and in the aggregate for all acquisitions, consolidations, mergers or amalgamations in any calendar year, shall not exceed U.S.$65,000,000 exclusive of amounts funded by equity or debt permitted hereunder, in either case raised to finance such transactions, without the prior written consent of the Required Lenders acting reasonably provided however, that subject to all other terms and conditions hereof, if the aggregate yearly limit of U.S.$65,000,000 is reached, Borrower shall be nevertheless be permitted to complete up to three additional (including any individual transaction which would otherwise cause the limit to be exceeded) transactions each up to an individual amount not exceeding U.S.$5,000,000 without any further consent of the Lenders;

(B) such Acquisition shall have been approved by the board of directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition will violate Applicable Law; and

(C) if the Acquisition is an Acquisition of Capital Stock, (i) a Loan Party shall acquire and own, directly or indirectly, a majority of the Capital Stock in the Person being acquired or (ii) shall control a majority of any voting interests or otherwise control the governance of the Person being acquired;”.

2.1.8        The definition of “Permitted Liens” is hereby amended by adding in paragraph (c) following the words “of bids, tenders” the following:

“, hedging and trading arrangements”.

2.1.9        The definition of “Required Lenders” is hereby amended by deleting the reference to “50%” and substituting therefore “66.67%”.

2.2           Schedule 1.2 of the Credit Agreement is hereby deleted and Schedule 1.2 attached hereto is substituted therefor.

2.3           Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “U.S.$65,000,000” and substituting therefor “U.S.$95,000,000”.

2.4           Section 1.4 of the Credit Agreement is hereby amended adding the following at the end thereof:

“Notwithstanding any other terms hereof;

(a)           The Agent may from time to time allocate portions of the Hedging Sublimit between the Lenders (and their respective Affiliates) (each an “Allocated Amount”); provided that (y) the aggregate of all Allocated Amounts does not exceed the Hedging Sublimit, and (z) the Allocated Amount of a Lender (and its Affiliates) may not be reduced below such Lender’s (and its Affiliates) Hedging Amount last reported to the Agent in writing;

(b)           No Lender (or an Affiliate on its behalf) shall enter into any Hedge Agreement or otherwise permit any Hedging Amount to be incurred if, at the time of entering into same, such Lender’s Hedging Amount would exceed its Allocated Amount; and

(c)           No distribution under Section 3.7 (or otherwise) shall be made in respect of any Hedging Amount due to any Lender in excess of the lesser of (i) the Hedging Amount previously advised to the Agent in writing and (ii) the Allocated Amount of such Lender, until all other Obligations (other than all such excesses) due to the Agent and Lenders have first been paid.

2.5           Section 3.7 of the Credit Agreement is hereby amended by adding after the words “subject to the provisions of this Agreement” in the fifteenth line: “including in the case of Bank Products, the definition thereof and Section 1.4”.

2.6           Section 7.15 of the Credit Agreement is hereby amended by deleting paragraph (f) and substituting therefor the following:

“(f) Subordinated Debt not constituting Debt under paragraphs (p) or (q) hereof”,

and paragraph (t) is amended by deleting the phrase “Following the Permitted Bridge Refinance Date” and substituting therefor “Provided same does not constitute Debt as part of or incurred to finance any acquisition, merger or consolidation or amalgamation or other investment (which Debt must be permitted under paragraph (p) or (q))”.

2.7           Section 12.1 of the Credit Agreement is hereby amended by adding the following:

“The Agent agrees that the Agent’s Liens are granted in favour of and held by the Agent for and on behalf of the Lenders in accordance with the terms hereof. Section 12.11 (c)

shall govern all actions of the Agent in regard to the perfection and maintenance of perfection of the Agent’s Lien.”

2.8           Section 14.18 of the Credit Agreement is hereby amended by adding the following after paragraph (b):

“The Agent and the Lenders may share among themselves any information they may have from time to time concerning the Loan Parties whether or not such information is confidential, but shall have no obligation to do so (except for any obligations of the Agent to provide information to the extent required in this Agreement). The Loan Parties hereby consent to any such sharing of information among the Agent and the Lenders.”

ARTICLE III — CONDITIONS TO EFFECTIVENESS

3.1           This Agreement shall become effective upon:

(a)           Agent receiving three (3) fully executed original copies of this Agreement;

(b)           Agent receiving certified copy of resolutions, in form and substance satisfactory to the Agent, of the board of directors of each of the Loan Parties authorizing the execution, delivery and performance of this Agreement; and

(c)           Agent receiving a closing fee in the amount of $600,000, for distribution to Bank of Montreal.

ARTICLE IV — REPRESENTATIONS AND WARRANTIES

4.1           In order to induce the Agent and the Lenders to enter into this Agreement in the manner provided herein, the Loan Parties represent and warrant to the Agent and the Lenders, that the following statements are true and correct:

(a)          Authorization, Validity, and Enforceability of this Agreement. Each of the Loan Parties have the corporate power and authority to execute and deliver this Agreement and to perform the Credit Agreement. Each of the Loan Parties have taken all necessary corporate action or any other organizational action (including, without limitation, obtaining approval of their shareholders or other equityholders if necessary) to authorize their execution and delivery of this Agreement and the performance of the Credit Agreement. This Agreement has been duly executed and delivered by the each of the Loan Parties and this Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each of the Loan Parties, enforceable against them in accordance with their respective terms (except as such enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization, arrangement, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally and except as the same may be subject to the effect of general principles of equity). The Loan Parties’ execution and delivery of this Agreement and the performance by each of the Loan Parties of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or result in the creation or imposition of any Lien upon the property of each of the Loan Parties (other than Liens granted by such Loan Party under any of the Loan Documents and the Transaction Documents (as permitted under the Credit Agreement and under the Intercreditor Agreement)) by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which such Loan Party is a party or which is binding upon it to the extent such breach or violation would not have a Material Adverse Effect, (b) any Requirement of Law applicable to such Loan Party (other than those which are customarily satisfied after closing by filings or registrations made in connection with the Gibson Acquisition) or (c) the certificate or articles of incorporation, by laws or the limited liability company or limited partnership agreement or partnership agreement or other organizational documents of such Loan Party, except, in the case of the foregoing clause (a), to the extent such breach or violation would not have a Material Adverse Effect.

(b)         Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against each of the Loan Parties or any Subsidiaries of this Agreement or the Credit Agreement except those the failure of which to obtain or take would not have a Material Adverse Effect.

(c)          Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)         Absence of Default. No event has occurred and is continuing or will result from the execution of this Agreement that would constitute a Default or an Event of Default.

ARTICLE V — GUARANTOR ACKNOWLEDGMENT

5.1           Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by the parties hereto, (ii) agrees that this Agreement does not and shall not limit or diminish in any manner the obligations of such Guarantors under its guarantee delivered in favour of the Agent and the Lenders under the Credit Agreement (the “Guarantee”) and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Agreement, (iii) agrees that this Agreement shall not be construed as requiring the consent of such Guarantors in any other circumstance, (iv) reaffirms its obligations under the Guarantee, and (v) agrees that the Guarantee remains in full force and effect and is hereby ratified and confirmed.

ARTICLE VI — MISCELLANEOUS

6.1           The execution, delivery and performance of this Agreement shall not, except as expressly provided for herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under the Credit Agreement or any other document.

6.2           This Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.3           Save as expressly amended by this Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect. All other documents remain in full force and effect.

6.4           This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

DATED as of the 2nd day of October, 2009

“BORROWER”

GIBSON ENERGY ULC

Per:	/s/ Richard G. Taylor
Name:	RICHARD G. TAYLOR
Title:	executive VICE president, finance & c.f.o.

“GUARANTORS”

MOOSE JAW REFINERY ULC

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

CANWEST PROPANE ULC

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

MP ENERGY ULC

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

GEP ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON ENERGY ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON GCC INC.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

MOOSE JAW REFINERY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

CANWEST PROPANE PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

MP ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

CHIEF HAULING CONTRACTORS ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

LINK PETROLEUM SERVICES LTD.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

LINK PETROLEUM, INC.

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

GIBSON ENERGY (U.S.) INC.

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

GEP MIDSTREAM FINANCE CORP.

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

BATTLE RIVER TERMINAL LP

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

BATTLE RIVER TERMINAL GP, INC.

Per:	/s/ Richard G. Taylor
	Name:	RICHARD G. TAYLOR
	Title:	executive VICE president, finance & c.f.o.

BRIDGE CREEK TRUCKING LTD.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

“AGENT”

ROYAL BANK OF CANADA

Per:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

“lenders”

ROYAL BANK OF CANADA

Per:	/s/ R. Kizell
	Name:	R. Kizell
	Title:	Attorney-in-fact

Per:	/s/ Ada Pagand
	Name:	Ada Pagand
	Title:	Vice President

“lenders (continued)”

UBS LOAN FINANCE LLC

Per:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Per:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

“lenders (continued)”

BANK OF MONTREAL

Per:	/s/ Gary B. Still
	Name:	Gary B. Still
	Title:	Senior Manager

Per:	/s/ Gary Karges
	Name:	Gary Karges
	Title:	Director
Corporate Finance ABL
BMO Bank of Montreal

SCHEDULE 1.2

LENDERS COMMITMENTS

Lender	Revolver Commitment		Pro Rata Percentage
Royal Bank of Canada	U.S.$	32,500,000	34.21053%
UBS Loan Finance LLC	U.S.$	32,500,000	34.21053%
Bank of Montreal	U.S.$	30,000,000	31.57894%